OPPENHEIMER VALUE FUND/VA

A Series of Oppenheimer Variable Account Funds

Supplement dated February 28, 2011 to the

Prospectus and Statement of Additional Information

This supplement amends the Prospectus and Statement of Additional Information of Oppenheimer Value Fund/VA (the "Fund"), each dated April 30, 2010, and is in addition to any other supplement(s).

Effective February 28, 2011, John Damian will no longer serve as Vice President and portfolio manager of the Fund. Mr. Damian will continue to serve as an officer and portfolio manager of other portfolios in the OppenheimerFunds complex.

February 28, 2011                                                                                                                                                          PX0642.002